Exhibit 99.1


                       Statement to Certificate Holders
                       --------------------------------

To the holders of Core Investments Grade Bond Trust I Pass-Through Certificates, Series 2002-1 (CUSIP: 21867VAA7) (the "Certificateholders"):

         Reference is made to that certain Trust Agreement, dated as of November 20, 2002, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee (the "Trustee") and securities intermediary, and Banc of America Securities LLC, as administrative agent (the "Trust Agreement") creating the Core Investment Grade Bond Trust I. Capitalized terms used but not specifically defined herein will retain the meanings ascribed to them in the Trust Agreement.

         As of the distribution date occurring on May 30, 2003 (the "Distribution Date"), the Trustee hereby provides the following information with respect to the Underlying Notes:

                                                                      % of Aggregated
      Issuer                     Coupon        Principal Amount       Principal Amount       Maturity Date
      ------                     ------        ----------------       ----------------       -------------
AMERICA GENERAL                  4.411%             75,000,000             3.70%              11/30/2007
ARCHSTONE                        4.861%             35,000,000             1.73%              11/30/2007
BANK OF AMERICA                  3.761%            145,000,000             7.16%              11/30/2007
BOEING                           4.761%            110,000,000             5.43%              11/30/2007
CARRAMERICA                      5.261%             50,000,000             2.47%              11/30/2007
CATERPILLAR                      3.751%             75,000,000             3.70%              11/30/2007
CENTEX                           5.461%             35,000,000             1.73%              11/30/2007
CIT GROUP                        5.761%            110,000,000             5.43%              11/30/2007
DOW CHEMICAL                     5.161%            110,000,000             5.43%              11/30/2007
DUKE ENERGY                      4.611%            110,000,000             5.43%              11/30/2007
ERP OPERATING                    4.861%             50,000,000             2.47%              11/30/2007
FLEETBOSTON                      4.391%            110,000,000             5.43%              11/30/2007
GENERAL MILLS                    3.901%            135,000,000             6.67%              11/30/2007
GMAC                             6.311%            110,000,000             5.43%              11/30/2007
ILFC                             5.491%            110,000,000             5.43%              11/30/2007
JP MORGAN                        4.471%            135,000,000             6.67%              11/30/2007
KIMCO REALTY                     4.961%             35,000,000             1.73%              11/30/2007
MBNA                             5.711%            100,000,000             4.94%              11/30/2007
OCCIDENTAL                       4.101%             75,000,000             3.70%              11/30/2007
SLM CORP                         3.821%            110,000,000             5.43%              11/30/2007
VALERO ENERGY                    6.311%             50,000,000             2.47%              11/30/2007
VODAFONE                         4.161%            150,000,000             7.41%              11/30/2007
                                               ----------------       ----------------
                                                 2,025,000,000            100.00%


         The aggregated interest balance due and not paid on the Underlying Notes as of the Distribution Date is $0.00:

         Pursuant to Section 4.02(a) of the Trust Agreement, the Trustee hereby also provides notice of the following with respect to the Distribution
Date:

1. The amount of distributions to Certificateholders on the Distribution Date allocable to the principal or interest portion of Available Funds, or the amount of premiums, if any, payable to Certificateholders as a result of the optional redemption of Underlying Notes, is at set forth below (expressed as a Dollar amount per minimum denomination of Certificates):


                                                                                           Premium Amount Payable as
    Total Amount Payable to         Distribution Amount          Distribution Amount         a Result of Optional
      Certificateholders           Allocable to Interest       Allocable to Principal             Redemption
    ------------------------       ---------------------       -----------------------     --------------------------
        $50,525,756.94                 $50,525,756.94                   $0.00                        $0.00



2. At the close of business on the Distribution Date, the aggregate Certificate Principal balance was $2,025,000,000.00

3. The amount received by the Trustee on the related Underlying Notes for the applicable Underlying Note Accrual Period was $50,566,256.94

4. The aggregate principal amount of the Underlying Notes as of the Distribution Date was $2,025,000,000.00. The weighted average interest rate per annum to the Underlying Notes for the next succeeding Underlying Note Accrual Period, assuming no optional redemption of any Underlying Notes, is 4.731346%

                                      The Bank of New York, as Trustee



                                      By:    /s/ Millie Cicero
                                        --------------------------------------
                                        Name: Millie Cicero
                                        Title: Assistant Treasurer

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